The RENEW Trial in Dry Eye Disease: Part 1 Top-Line Results DATA RELEASE December 3, 2019 Nasdaq: ALDX © Aldeyra Therapeutics, Inc. 2019 Exhibit 99.2

Disclaimers and Forward-Looking Statements This presentation and various remarks which may be made during this presentation contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding Aldeyra’s possible or assumed future results of operations, expenses and financing needs, business strategies and plans, research and development plans or expectations, trends, the structure, timing and success of Aldeyra’s planned or pending clinical trials, expected milestones, market sizing, pricing and reimbursement, competitive position, regulatory matters, industry environment and potential growth opportunities, among other things. Forward-looking statements include all statements that are not historical facts and, in some cases, can be identified by terms such as “may,” “might,” “will,” “objective,” “intend,” “should,” “could,” “can,” “would,” “expect,” “believe,” “anticipate,” “project,” “target,” “design,” “estimate,” “predict,” “potential,” “plan” or similar expressions and the negatives of those terms. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause Aldeyra’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. These statements reflect Aldeyra’s current views with respect to future events and are based on assumptions and subject to risks and uncertainties, including the development, clinical and regulatory plans or expectations for Aldeyra’s product candidates and Aldeyra’s continuing review and quality control analysis of clinical data. Important factors that could cause actual results to differ materially from those reflected in Aldeyra's forward-looking statements are described in Aldeyra’s most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q, as well as Aldeyra’s subsequent filings with the Securities and Exchange Commission. All of Aldeyra's development timelines may be subject to adjustment depending on recruitment rate, regulatory review, preclinical and clinical results, and other factors that could delay the initiation, completion, or reporting of clinical trials. In addition to the risks described above and in Aldeyra's other filings with the SEC, other unknown or unpredictable factors also could affect Aldeyra's results. No forward-looking statements can be guaranteed and actual results may differ materially from such statements. The information in this presentation is provided only as of December 3, 2019, and Aldeyra undertakes no obligation to update any forward-looking statements contained in this presentation on account of new information, future events, or otherwise, except as required by law.

In Part 1 of RENEW, Reproxalap Demonstrated Early Onset and Broad Improvements in Symptoms The RENEW Trial is an ongoing adaptive, two-part, Phase 3 clinical trial. The primary objective of Part 1 was to confirm dosing regimen, endpoints, and sample size for RENEW-Part 2. The primary objective of RENEW-Part 1 was achieved. Reproxalap will advance to RENEW-Part 2. Dosing regimen, endpoints, and sample size for RENEW-Part 2 were confirmed. RENEW-Part 1 top-line results demonstrated early onset and broad symptomatic control following induction-maintenance dosing. Induction-maintenance dosing demonstrated greater activity vs. vehicle than constant dosing. Statistical significance achieved for RENEW co-primary endpoint of ocular dryness score. Rapid (as early as 1 week), broad, and statistically significant activity achieved across majority of assessed symptoms. Improvement in fluorescein staining, although not statistically significant, enables powering of RENEW-Part 2. RENEW-Part 2 to initiate in the first half of 2020. 0.25% topical ocular reproxalap to be administered via induction-maintenance dosing schedule. Co-primary endpoints expected to be ocular dryness score and fluorescein nasal region ocular staining. Approximately 400 patients per arm expected to be enrolled to achieve 90% statistical power.

Up to 75% of patients with DED are not satisfied with current Rx options. Up to 75% Dry Eye Disease is a Persistently Disturbing Condition that is Inadequately Treated The dry eye disease patient population is underserved, and novel therapies are in demand. 34 million or more adults in the U.S. suffer from DED. 34 million Source: Aldeyra internal estimates based on primary and secondary market research; published literature DED = Dry eye disease Up to 80% Between 50% and 80% of Rx- treated DED patients drop off of therapy between their second and third refill. Current Rx options may require up to six weeks or longer to achieve even modest efficacy.

Primary Objective Confirm endpoints Confirm sample size Confirm dosing regimen The RENEW Trial in Dry Eye Disease RENEW-Part 1 Reproxalap 0.25% RENEW-Part 2 Reproxalap 0.25% RENEW: An Ongoing Adaptive Two-Part, Multi-Center, Randomized, Vehicle-Controlled, Double-Masked, Parallel-Group Phase 3 Clinical Trial April 2019 Part 1 Top-Line Results December 2019 Further information can be found on www.clinicaltrials.gov: Trial #NCT03879863. Induction-maintenance dosing Ocular dryness and fluorescein staining co-primary endpoints Approximately 400 patients per arm for 90% statistical power 422 patients 10 sites 2 dosing regimens Pre-specified analyses for protocol optimization Advancing to Part 2 Induction-Maintenance Dosing = QID for Weeks 1-4 and BID for Weeks 5-12

RENEW-Part 1 Clinical Trial Design RENEW-Part 1 primary objective: Evaluate efficacy of reproxalap ophthalmic solution (0.25%) vs. vehicle to confirm dosing regimen, endpoints, and sample size of RENEW-Part 2 RENEW-Part 1 inclusion/exclusion criteria: Moderate to severe dry eye disease RENEW co-primary endpoints: Ocular dryness score (0-100mm VAS) Fluorescein nasal region staining score RENEW analysis strategy: Co-primary endpoints assessed using Mixed Model Repeated Measures (MMRM) from Week 2 to 12 Co-primary endpoints assessed in separate pre-specified patient populations Ocular dryness score (OD4S): baseline score of > 3 Fluorescein nasal region staining: baseline score > 2 Vehicle -Wk 2 -Wk 1 Wk 1 Wk 2 Wk 3 Wk 4 Wk 5 Wk 6 Wk 7 Wk 8 Wk 9 Wk 10 Wk 11 Wk 12 Screening RENEW Phase 3 Dry Eye Disease Clinical Trial: Part 1 Treatment Reproxalap 0.25% (N = 105) Induction-Maintenance Dosing Vehicle (N = 106) Induction-Maintenance Dosing Reproxalap 0.25% (N = 105) Constant Dosing Vehicle (N = 106) Constant Dosing Constant Dosing = QID for Weeks 1-12 Induction-Maintenance Dosing = QID for Weeks 1-4 and BID for Weeks 5-12 VAS = Visual Analog Scale OD4S = Ocular Discomfort & 4-Symptom Questionnaire Further information can be found on www.clinicaltrials.gov: Trial #NCT03879863.

# Reproxalap Demonstrated Rapid and Durable Improvement in Co-Primary Endpoint of Ocular Dryness Score in RENEW-Part 1

## Co-Primary Symptom Endpoint for RENEW

**Ocular Dryness Score (VAS)†**
Baseline and Weeks 1 to 12



BL
W1
W2
W4
W6
W8
W10
W12
70
65
60
55
50
45
**
**
**
***
**
**
**
Reproxalap
Vehicle

**Ocular Dryness Score (VAS)† Change From Baseline**
Weeks 1 to 12



W1
W2
W4
W6
W8
W10
W12
0
-5
-10
-15
-20
-25
**
**
**
***
**
**
**
MMRM p = 0.0004

**p<0.01 ***p<0.001
VAS = Visual Analog Scale
BL = Baseline; W = Week
MMRM = Mixed Effect Model Repeated Measures

†Ocular Dryness Score co-primary endpoint assessed in pre-specified patient population having an ocular dryness (Ocular Dryness 4-Symptom) baseline score of ≥ 3 (N=170).
Source: RENEW-Part 1 induction-maintenance top-line results

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# Reproxalap Demonstrated Highly Statistically Significant Reductions in Ocular Dryness in RENEW-Part 1

**Ocular Dryness Score (VAS) Treatment Difference (Reproxalap-Vehicle)***

| | p-value |
|---|---|
| Week 1 | 0.0012 |
| Week 2 | 0.0015 |
| Week 4 | 0.0062 |
| Week 6 | 0.0009 |
| Week 8 | 0.0015 |
| Week 10 | 0.0025 |
| Week 12 | 0.0066 |
| **Week 2 to 12** (Co-Primary) | **0.0004** |



Favors Reproxalap
-20
-15
-10
-5
0
5

**Potential Competitive Advantages†**

- Rapid symptom improvement supports differentiated product profile.
- Reproxalap demonstrated large and statistically significant improvements in ocular dryness at every time point.

†Pending clinical data, regulatory discussions, payor negotiations, competition, potential legislative changes, and other factors, which may not be in Aldeyra's control.
*Treatment Difference defined as the difference between the changes from baseline for the evaluated drug vs. vehicle (LS Mean Difference ± 95% CI). Ocular Dryness Score co-primary endpoint assessed in pre-specified patient population having an OD4S dryness baseline score of ≥ 3 (N=170).
Source: RENEW-Part 1 induction-maintenance top-line results

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VAS = Visual Analog Scale

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# Reproxalap Demonstrated Broad Statistically Significant Symptom Improvement in RENEW-Part 1

## Symptom Treatment Difference* (Reproxalap-Vehicle) Over Weeks 2 to 12

### 0-100 Ocular Symptom Scales

| | p-value |
|---|---|
| VAS: Ocular Dryness (Co-Primary) | 0.0004 |
| VAS: Eye Discomfort | 0.0025 |
| VAS: Photophobia | 0.0041 |
| VAS: Foreign Body Sensation | 0.0035 |
| VAS: Itching | 0.0346 |
| VAS: Pain | 0.0268 |
| VAS: Burning/Stinging | NS |
| SANDE: Frequency | 0.0080 |
| SANDE: Severity | 0.0102 |
| OSDI (Total) | 0.0020 |



Favors Reproxalap
-20
-15
-10
-5
0
5

### 0-4 & 0-5 Ocular Symptom Scales

| | p-value |
|---|---|
| OD4S: Grittiness | 0.0025 |
| OD4S: Dryness | 0.0134 |
| OD4S: Ocular Discomfort | 0.0268 |
| OD4S: Burning | 0.0306 |
| OD4S: Stinging | 0.0239 |
| CAC Ocular Itching Scale | 0.0034 |
| Ocular Discomfort Scale | NS |



Favors Reproxalap
-0.8
-0.6
-0.4
-0.2
0.0
0.2

*Treatment Difference defined as the difference between the changes from baseline for the evaluated drug vs. vehicle (LS Mean Difference ± 95% CI). Ocular Dryness Score co-primary endpoint assessed in pre-specified patient population having an OD4S dryness baseline score of ≥ 3 (N=170).
Source: RENEW-Part 1 induction-maintenance top-line results

VAS = Visual Analog Scale
SANDE = Symptom Assessment in Dry Eye
OSDI = Ocular Surface Disease Index

NS = Not Significant
OD4S = Ocular Discomfort & 4-Symptom
CAC = Conjunctival Allergen Challenge

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Reproxalap Demonstrated Rapid Improvement in Co-Primary Endpoint of Fluorescein Staining Score in RENEW-Part 1 Fluorescein Staining: Nasal Region† (0-4) Baseline and Weeks 1 to 12 Fluorescein Staining: Nasal Region† Change From Baseline Weeks 1 to 4 Co-Primary Sign Endpoint for RENEW MMRM p = 0.0313 *p<0.05 BL = Baseline; W = Week MMRM = Mixed Effect Model Repeated Measures (across 12 weeks) * * †Fluorescein Staining co-primary endpoint assessed in pre-specified patient population having a nasal region baseline score of ≥ 2 (N=179). Source: RENEW-Part 1 induction-maintenance top-line results

# Reproxalap Demonstrated Rapid and Broad Staining Improvements in RENEW-Part 1

**Fluorescein Staining Treatment Difference (Reproxalap-Vehicle) Over Weeks 1 to 4***

**0-4 Ocular Staining Regions and Sums**


Favors Reproxalap
p-value
Total Eye Sum
0.0393
Conjunctival Sum
0.0157
Corneal Sum
NS
Nasal†
0.0313
Temporal
0.0223
Inferior
0.0314
-1.0
-0.75
-0.5
-0.25
0
0.25

Total Eye Sum = All five regions
Conjunctival Sum = Nasal + Temporal
Corneal Sum = Inferior + Central + Superior

## Potential Competitive Advantages†

- Rapid sign improvement supports differentiated product profile.
- Reproxalap demonstrated statistically significant improvements over vehicle in majority of regions over Weeks 1 to 4.
- Reproxalap demonstrated substantial improvements at Week 1, with near-peak difference from vehicle achieved by Week 4.

†Pending clinical data, regulatory discussions, payor negotiations, competition, potential legislative changes, and other factors, which may not be in Aldeyra's control.
*Treatment Difference defined as the difference between the changes from baseline for the evaluated drug vs. vehicle (LS Mean Difference ± 95% CI).
†Fluorescein Staining co-primary endpoint assessed in pre-specified patient population having a nasal region baseline score of ≥ 2 (N=179).
Source: RENEW-Part 1 induction-maintenance top-line results

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Reproxalap Was Generally Well Tolerated and No Adverse Findings on Safety Assessments Were Observed in RENEW-Part 1 No treatment-related serious adverse events were reported. The most common treatment-emergent event was mild transient instillation site irritation. The majority of reported adverse events were mild; less than 1% of adverse events were moderate. No taste disturbance or throat irritation was reported. No adverse findings on detailed safety assessments were observed. Discontinuation rates were consistent with clinical trials of currently approved* dry eye products. In the induction-maintenance regimen, 7.6% of patients discontinued due to adverse events in the reproxalap group, and 0.9% of patients discontinued due to adverse events in the vehicle group. Topical ocular reproxalap has now been administered to over 1,100 patients across 12 clinical trials. *Restasis® and Xiidra® clinical trial publications and FDA summary basis of approval filings Source: RENEW-Part 1 induction-maintenance top-line results

In Part 1 of RENEW, Reproxalap Demonstrated Early Onset and Broad Improvements in Symptoms The RENEW Trial is an ongoing adaptive, two-part, Phase 3 clinical trial. The primary objective of Part 1 was to confirm dosing regimen, endpoints, and sample size for RENEW-Part 2. The primary objective of RENEW-Part 1 was achieved. Reproxalap will advance to RENEW-Part 2. Dosing regimen, endpoints, and sample size for RENEW-Part 2 were confirmed. RENEW-Part 1 top-line results demonstrated early onset and broad symptomatic control following induction-maintenance dosing. Induction-maintenance dosing demonstrated greater activity vs. vehicle than constant dosing. Statistical significance achieved for RENEW co-primary endpoint of ocular dryness score. Rapid (as early as 1 week), broad, and statistically significant activity achieved across majority of assessed symptoms. Improvement in fluorescein staining, although not statistically significant, enables powering of RENEW-Part 2. RENEW-Part 2 to initiate in the first half of 2020. 0.25% topical ocular reproxalap to be administered via induction-maintenance dosing schedule. Co-primary endpoints expected to be ocular dryness score and fluorescein nasal region ocular staining. Approximately 400 patients per arm expected to be enrolled to achieve 90% statistical power.

RENEW-Part 2 Clinical Trial Design* RENEW-Part 2 primary objective: Evaluate efficacy of reproxalap ophthalmic solution (0.25%) vs. vehicle for the symptoms and signs of dry eye disease RENEW-Part 2 inclusion/exclusion criteria: Same as used for RENEW-Part 1 Moderate to severe dry eye disease RENEW co-primary endpoints: Ocular dryness score (0-100mm VAS) Fluorescein nasal region staining RENEW analysis strategy: Mixed Model Repeated Measures (MMRM) Pre-specified patient populations Ocular dryness score (OD4S): baseline score of > 3 Fluorescein nasal region staining: baseline score > 2 Vehicle -Wk 2 -Wk 1 Wk 1 Wk 2 Wk 3 Wk 4 Wk 5 Wk 6 Wk 7 Wk 8 Wk 9 Wk 10 Wk 11 Wk 12 Screening RENEW Phase 3 Dry Eye Disease Clinical Trial: Part 2 Treatment Further information can be found on www.clinicaltrials.gov: Trial #NCT03879863. Induction-Maintenance Dosing = QID for Weeks 1-4 and BID for Weeks 5-12 VAS = Visual Analog Scale OD4S = Ocular Discomfort & 4-Symptom Questionnaire *Contingent on funding, regulatory review, and other factors. Reproxalap 0.25% (N = ~400) Induction-Maintenance Dosing Vehicle (N = ~400) Induction-Maintenance Dosing Expected to initiate H1 2020

A New Paradigm for the Treatment of Ocular Diseases: A Potential Single Treatment for Dry Eye Disease and Allergic Conjunctivitis* *Contingent on funding, regulatory review, clinical results and other factors Reproxalap 0.25% Rapid and consistent symptom and sign improvements in RENEW-Part 1 top-line results Broad symptom and sign improvements in RENEW-Part 1 top-line results Dry Eye Disease RENEW-Part 2 Phase 3 Initiation H1 2020 DED trials in >950 patients Allergic Conjunctivitis Active in post-histaminic allergy, for which no drug is approved Clinically significant and durable symptom response in allergen chamber trial Reproxalap 0.25% INVIGORATE Phase 3 Initiation H1 2020 AC trials in >650 patients

Positive reproxalap allergic conjunctivitis allergen chamber trial top-line results Positive reproxalap allergic conjunctivitis ALLEVIATE Phase 3 trial results Primary objective met in reproxalap dry eye disease RENEW Phase 3-Part 1 top-line results Upcoming and Recently Achieved Reproxalap Topical Ocular Development Milestones:* *Contingent on funding, regulatory review, clinical results and other factors Reproxalap dry eye disease RENEW Phase 3-Part 2 initiation H1 2020 New Reproxalap allergic conjunctivitis INVIGORATE Phase 3 initiation H1 2020